INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES
14.	INCOME TAXES

The Company is a LLC, which is treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. corporate income taxes. The Company’s U.S. and foreign corporate subsidiaries are subject to entity-level taxes. The Company also is subject to entity-level income taxes in certain U.S. state and local jurisdictions.

In accordance with Accounting Standards Codification (“ASC”) Topic 740, Income Taxes, each interim period is considered integral to the annual period and tax expense is generally determined using an estimate of the annual effective income tax rate (“AETR”). The Company would record income tax expense each quarter using the estimated AETR to provide for income taxes on a current year-to-date basis, adjusted for discrete items, if any, that are noted in the relevant period. In accordance with the authoritative guidance for accounting for income taxes in interim periods, the Company computed its income tax provision for the three months ended March 31, 2021 based upon the AETR. Utilizing the AETR in 2020 would not have provided a reliable estimate of the tax provision based on the forecasted impact of COVID-19 on the Company’s operations and overall economy. Therefore, in accordance with the authoritative guidance for accounting for income taxes in interim periods, the Company computed its income tax provision for the three months ended March 31, 2020 based upon the actual effective tax rate for that period.

The provision for income taxes for the three months ended March 31, 2020 and 2021 is $48.6 million and $5.1 million, respectively, based on pretax income from continuing operations of $9.1 million and $22.9 million, respectively. The tax provision for the three months ended March 31, 2020 includes charges of $32.3 million related to acquisitions and subsequent tax restructuring. The effective tax rate is 531.9% and 22.2% for the three months ended March 31, 2020 and 2021, respectively. The effective tax rate between the periods differs primarily as a result of the aforementioned acquisitions and subsequent tax restructuring in the three months ended March 31, 2020. Any tax balances reflected on the March 31, 2021 balance sheet would be adjusted accordingly to reflect the actual financial results for the year ending December 31, 2021.

The Company’s effective tax rate differs from the U.S. federal statutory rate primarily due to partnership income not subject to income tax, state and local income taxes, withholding taxes in foreign jurisdictions that are not based on net income and income subject to tax in foreign jurisdictions which differ from the U.S. federal statutory income tax rate and the relative amount of income earned in those jurisdictions.

As of December 31, 2020 and March 31, 2021, the Company had unrecognized tax benefits of $34.4 million and $36.4 million, respectively, for which we are unable to make a reasonable and reliable estimate of the period in which these liabilities will be settled with the respective tax authorities.

17. INCOME TAXES

The Company is a LLC, which is treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. corporate income taxes. The Company’s U.S. and foreign corporate subsidiaries are subject to entity-level taxes. The Company also is subject to entity-level income taxes in certain U.S. state and local jurisdictions.

Loss from continuing operations before income taxes and equity losses of affiliates includes the following components (in thousands):

	Years Ended December 31,
	2018	2019	2020
United States	$(285,918)	$(40,591)	$(222,231)
Foreign	(41,182)	(89,043)	(134,486)

Total	$(327,100)	$(129,634)	$(356,717)

The provision for income tax consists of the following (in thousands):

	Years Ended December 31,
	2018	2019	2020
Current:
U.S. federal, state, and local	$11,322	$12,282	$504
Foreign	35,554	39,555	21,404

Total current	46,876	51,837	21,908
Deferred:
U.S. federal, state, and local	27,636	(23,574)	(16,617)
Foreign	13,723	(24,892)	3,216

Total deferred	41,359	(48,466)	(13,401)

Total provision for income taxes	$88,235	$3,371	$8,507

The Company’s effective tax rate for the years ended December 31, 2018, 2019 and 2020 was (27.0%), (2.6%) and (2.4%), respectively. The effective income tax rate based on the actual provision shown in the consolidated statements of operations differs from the U.S. statutory federal income tax rate as follows (in thousands):

	Years Ended December 31,
	2018	2019	2020
U.S. federal statutory income tax rate	21%	21%	21%
Income tax benefit at U.S. federal statutory rate	$(68,691)	$(27,223)	$(74,911)
Partnership loss (income) not deductible for tax	65,115	(2,676)	38,637
Tax impact of foreign operations	(22,413)	29,870	(30,500)
Permanent differences	1,163	(4,432)	(1,623)
Nondeductible meals and entertainment	1,840	1,866	836
Equity method investments	2,731	(3,985)	2,006
Global intangible low tax income	1,428	2,107	470
Capital loss carryforward	—	—	(5,554)
Worthless stock deduction	(8,773)	—	—
Investment in partnership	27,376	—	34,314
UK hybrid restriction	25,555	5,249	28,016
Withholding tax	27,382	25,465	21,415
Foreign tax credit, net of expiration	2,004	(7,263)	33,914
Valuation allowance	16,826	(18,725)	(34,513)
Unrecognized tax benefits	4,658	6,961	(203)
U.S. state and local taxes at partnership level	11,194	(3,587)	(3,882)
Other	840	(256)	85

Total provision for income taxes	$88,235	$3,371	$8,507

Principal components of deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2019	2020
Deferred tax assets:
Allowance for doubtful accounts	$2,040	$5,333
Compensation and severance	8,225	3,762
Net operating loss, capital loss and tax credits carried forward	193,574	177,332
Property and equipment	11,436	14,320
Currency translation adjustments	5,919	—
Embedded derivatives	6,709	1,595
Other	5,572	8,994

Total gross deferred tax assets	233,475	211,336
Less valuation allowance	(169,010)	(115,556)

Total deferred tax assets	64,465	95,780
Deferred tax liabilities:
Intangible assets	(83,638)	(87,986)
Investments	(47,000)	(85,673)
Loss contracts	(1,727)	(5,506)
Other	(4,996)	(3,113)

Total gross deferred tax liabilities	(137,361)	(182,278)

Net deferred tax liabilities	$(72,896)	$(86,498)

Of the $72.9 million and $86.5 million of deferred tax liabilities as of December 31, 2019 and 2020, $75.9 million and $87.9 million, respectively, were recorded in other long-term liabilities and $3.0 million and $1.4 million, respectively, were recorded in other assets in the consolidated balance sheets.

As of December 31, 2020, the Company had federal net operating loss carryforwards of $293.2 million, of which $171.2 million expires in years 2021 through 2037 and $122.0 million have an indefinite carryforward period. The Company also had none and $21.2 million of federal capital loss carryforwards as of December 31, 2019 and 2020, respectively. In addition, as of December 31, 2020, the Company has foreign tax credit carryforwards of $82.7 million, which expire in years 2021 through 2030. As of December 31, 2020, the Company has foreign net operating losses of $59.0 million, which expire over various time periods ranging from 5 years to no expiration and foreign capital loss carryforwards of $10.7 million, which have no expiration. As of December 31, 2020, the Company also has state net operating losses, which will generate a tax benefit of $11.7 million and expire in years 2021 through 2040.

During 2019 and 2020, the Company decreased its valuation allowances by $39.5 million and $53.4 million, respectively. Of the $39.5 million and $53.4 million, respectively, net valuation allowance movement in 2019 and 2020, $18.7 million and $34.5 million were recorded in the current year provision for income taxes, $20.9 million and $19.3 million were recorded with an offset of a related acquired net operating loss, and $(0.1) million and $(0.4) million were recorded in other comprehensive income (loss), respectively.

As of December 31, 2019 and 2020, the Company had unrecognized tax benefits of $27.7 million and $34.4 million, respectively. The aggregate changes to the liability for unrecognized tax benefits, excluding interest and penalties, were as follows (in thousands):

	December 31,
	2019	2020
Beginning Balance	$22,784	$27,661
Acquisitions	—	7,069
Gross increases	8,898	7,723
Gross decreases	(1,655)	(8,092)
Lapse of statute of limitations	(2,557)	(373)
Translation Adjustments	191	437

Ending Balance	$27,661	$34,425

The Company recognized interest and penalties related to unrecognized tax benefits in its provisions for income taxes. The gross amount of interest accrued as of December 31, 2019 and 2020 related to unrecognized tax benefits is $2.7 million and $4.1 million, respectively. For the years ended December 31, 2019 and 2020, the Company recognized increases in interest of $1.1 million and $0.6 million, respectively, through the income tax provision. The gross amount of penalties accrued as of December 31, 2019 and 2020 is less than $0.1 million for both years. For the years ended December 31, 2019 and 2020, the Company recognized no adjustments for penalties through the income tax provision. As of December 31, 2020, approximately $38.5 million would affect the Company’s effective tax rate upon resolution of the uncertain tax positions. Where applicable, the Company records unrecognized tax benefits against related deferred tax assets from net operating loss or foreign tax credit carry forwards.

The Company is subject to taxation in the U.S. and various state and foreign jurisdictions. As of December 31, 2020, with few exceptions, the Company is subject to review by U.S. federal taxing authorities for the years 2010 through 2019 and is no longer subject to examination by state and local and foreign income tax authorities for periods prior to 2013.